EXHIBIT 99.1

KemPharm Files NDA Amendment Request with FDA for ApadazTM

Discussions On-going with FDA on Potential Apadaz Product Labeling

Coralville, IA – June 9, 2016 – KemPharm, Inc. (NASDAQ: KMPH), a clinical-stage specialty pharmaceutical company engaged in the discovery and development of proprietary prodrugs, today announced that it has filed with the U.S. Food and Drug Administration (FDA) an amendment request to its New Drug Application (NDA) for Apadaz™ (benzhydrocodone hydrochloride and acetaminophen), KemPharm’s investigational abuse-deterrent product candidate for the short-term management of acute pain.

The amendment is focused on providing to the FDA additional information KemPharm seeks to include in the FDA’s current review of the Apadaz NDA.  The FDA is reviewing the request and their determination is anticipated to impact the previously announced target action date for Apadaz of June 9, 2016 set by the FDA under the Prescription Drug User Fee Act.

“While the FDA’s provided us with a draft label, we feel that additional information could strengthen the draft, with a focus on the section relating to abuse-deterrent product labeling.  Our discussions with the FDA have been constructive and we are hopeful that we can agree on an approval pathway that includes abuse-deterrent labeling for Apadaz,” said Travis C. Mickle, Ph.D., President and CEO of KemPharm.

About KemPharm

KemPharm is a clinical-stage specialty pharmaceutical company focused on the discovery and development of prodrugs to treat serious medical conditions through its Ligand Activated Therapy (LAT) platform technology.  KemPharm utilizes its LAT platform technology to generate improved prodrug versions of FDA-approved drugs in the high need areas of pain, attention deficit hyperactivity disorder and other central nervous system disorders.

Caution Concerning Forward Looking Statements

This press release may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected timing of completion of review, and approval, of the Apadaz NDA by the FDA, KemPharm’s plans to continue to work with the FDA to complete the review process of Apadaz, and any potential changes to the FDA’s proposed labelling for Apadaz.  These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: KemPharm's financial resources and whether they will be sufficient to meet KemPharm's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by KemPharm's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; and the FDA approval process under the Section 505(b)(2) regulatory pathway, including without limitation any timelines for related approval. KemPharm's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning KemPharm’s business are described in additional detail in KemPharm’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in KemPharm's other Periodic and Current Reports filed with the Securities and Exchange Commission.  KemPharm is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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Investor Contacts:	Media Contact:
Jason Rando / Joshua Drumm, Ph.D. Tiberend Strategic Advisors, Inc. 212-375-2665 / 2664 jrando@tiberend.com jdrumm@tiberend.com	Jim Heins Cooney Waters Unlimited 212-886-2221 jheins@cooneywatersunlimited.com